Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 7 dated October 20, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

About the Company’s Stockholders

As of October 16, 2020, there are approximately 1279 unique stockholders that have purchased our shares, with the average investment slightly over $27,000.

Minimum Initial Investment Amount

For the avoidance of doubt, the minimum permitted subscription amount will initially be $5,000 of our shares, although we may waive or increase or decrease this minimum permitted subscription amount to $1,000 from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $1,000 except for additional purchases pursuant to our distribution reinvestment plan; provided, however, we may from time to time in our discretion reduce the amount for such additional purchases to $100.

Schedule of Investments

Our Schedule of Investments as of September 30, 2020 (Unaudited)1 is set forth below:

		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 8.66%
Preferred – 8.66%
BNY Mellon Preferred, Series G(d)(e)	4.70%	4.70%	12/31/2049	$ 940,000	$ 999,690
JP Morgan Preferred, Series HH(d)(e)	4.60%	4.60%	12/31/2049	940,000	922,375
State Street Preferred, Series H(d)(e)	5.63%	5.63%	12/31/2049	940,000	971,277
Total Preferred				2,820,000	2,893,342

Total Corporate Preferred Bonds (Cost $2,744,800)				2,820,000	2,893,342

FIRST LIEN SENIOR SECURED TERM LOANS – 43.98%
Art – 9.35%
Ostillo Delaware, LLC(a)(f)	8.25%	3M US L + 6.50%	03/17/2023	$ 3,125,000	$ 3,125,000
Ostillo Delaware, LLC(b)(f)	1.00%	1.00%	10/30/2020	1,050,000	–
Total Art				4,175,000	3,125,000

Commercial– 17.27%
Model Homes– 4.42%
LH Model Three LLC (a)(g)	8.99%	8.99%	01/01/2022	$ 1,477,171	$ 1,477,171
Equipment– 8.97%
Align Business Finance (Naumes, Inc.) (a)(g)	10.00%	10.00%	06/01/2022	$ 2,997,945	$ 2,997,945
Equipment Lease– 3.88%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC) (a)(g)	10.00%	10.00%	07/15/2023	$ 1,295,068	$ 1,295,068
Total Commercial				5,770,184	5,770,184

Commercial Real Estate – 8.98%
iBorrow(a)(f)	8.75%	8.75%	03/23/2022	$ 3,000,000	$ 3,000,000
Total CRE				3,000,000	3,000,000

Legal – 8.38%
BWA20C(a)(c)(f)	14.00%	14.00%	10/15/2025	$ 2,800,000	$ 2,800,000
Total Legal				2,800,000	2,800,000
Total First Lien Senior Secured Term Loans (Cost $14,695,184)				15,745,184	14,695,184

MEZZANINE DEBT – 1.37%
Small Business – 1.37%
CRA FUNDING II, LLC (a)(f)	13.50%	13.50%	07/01/2023	$ 457,883	$ 457,883
Total Small Business				457,883	457,883

Total Mezzanine Debt (Cost $457,883)				457,883	457,883

			7-Day Yield	Shares
CASH AND MONEY MARKET MUTUAL FUNDS– 45.72%
SDIT Government Fund			0.01%	15,273,931	$ 15,274,725
Total Money Market Mutual Funds (Cost $15,273,931)				15,273,931	15,274,725

Total Investments – 99.73% (Cost $33,171,798)					$ 33,321,134
Liabilities in Excess of Other Assets - (0.27)%					91,709
Net Assets - 100.00%					$ 33,412,843

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	This investment has an unfunded commitment as of September 30, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees.
(c)	Paid in kind investment which may pay interest in additional par.
(d)	These investments have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Floating or variable rate investment. The reference rate is described below. The rate in effect as of September 30, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(f)	Reflects fair value as determined by the Board of Directors as of June 30, 2020.

(g)	Reflects cost, as the investment was acquired subsequent to June 30, 2020.

____________________

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since August 11, 2020.

Update to “Management” Section in the Prospectus

On October 20, 2020, Michael Weisz resigned as Chairman of the Board of Directors of the Company, and John Siciliano was elected to serve as Chairman of the Board of Directors of the Company.

Based on the above the “Interested Directors” and “Independent Directors” sections under the “MANAGEMENT-Board of Directors and Executive Officers” section of the Prospectus is hereby amended and restated in its entirety as follows:

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Director During Past 5 Years
Michael Weisz, 32	Director, President	Director since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of our Adviser and as the President of Yieldstreet. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance	N/A
Milind Mehere, 48	Director, Chief Executive Officer	Director since December 2018	Since 2015, Mr. Mehere has served as Chief Executive Officer of our Adviser and Yieldstreet. From 2006-2014, Mr. Mehere worked at Yodle, an online marketing company, as General Manager of Canada, Vice President of Business Development & Channel Sales and Vice President of Client Management & Operations	N/A

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
John C. Siciliano, 66	Director, Chairman of the Board	Director since October 2019	Chairman at Avondale Strategies, LLC since May 2019; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	Board Member at Sabre Corp. since April 2019; Chair of the Compensation Committee, Member of the Nominating and Governance Committee, and Member, Executive Committee at Sabre Corp.; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company, since December 2018
William M. Riegel, 64	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	N/A
James A. Jessee, 62	Director	Director since October 2019	President at MFS Fund Distributors, Inc from October 2004 until December 2017	Board Member of Waddell & Reed Financial, Inc. (WDR) since July 2019

Based on the above the “Board Leadership Structure” section under the “MANAGEMENT” section of the Prospectus is hereby amended and restated in its entirety as follows:

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.

Presently, Mr. Siciliano serves as the Chairman of our Board of Directors. Mr. Siciliano is an independent director of us as described above. We believe that Mr. Siciliano’s familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, and that Mr. Siciliano will encourage an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.

Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations and at different times. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Description of Portfolio Investments Purchased After September 30, 2020

A brief description of additional Investments we purchased after September 30, 2020 is set forth below:

Consumer: The Company purchased a $1,450,000 assignment of the funded portion of a subordinated promissory note in a secured revolving credit facility of up to $165 million.  The subordinated promissory note is subordinated to a senior promissory note. The Company's investment was purchased from the originator, a non-bank direct lender that provides credit facilities to specialty finance companies.  The borrower is a provider of unsecured consumer loans.  The facility is secured by a diversified pool of consumer loans and governed by a borrowing base subject to eligibility criteria, advance rates, performance covenants, and portfolio concentrations.  The Company's investment will have a fixed coupon with a targeted rate of 12.0%, payable weekly, during an interest-only draw period currently scheduled to end on December 31, 2021 but subject to extension by mutual agreement by the originator and borrower.  Following the end of the interest-only draw period or an event of default, the loan will enter amortization, and principal will be repaid according to a structured waterfall.   The maturity date of the loan is currently scheduled for December 30, 2023.

During the amortization period, interest is paid pari passu across the subordinated and senior promissory notes and principal payments on the subordinated promissory note are fully subordinated to principal payments on the senior promissory note.  During an event of default, payments of both interest and principal on the subordinated promissory note are fully subordinated to payments on the senior promissory note.

Legal: The Company increased its original $2.8 million participation interest in a limited partnership interest in a special purpose entity that has invested in a litigation finance fund (the “Litigation Fund”) by $500,000. The Litigation Fund invests in both individual and pools of legal finance transactions. The investment management team of the Litigation Fund is based in New York City. The founders of the Litigation Fund have been working together since 2000 and ran a similar business at a major Wall Street firm. The investment management team were early pioneers in the U.S. litigation finance industry. The investment manager of the Litigation Fund has been a registered investment advisor with the SEC since early 2010. The manager currently manages over $500 million.

The Company’s investment has a fixed coupon of 14.00%, and after repayment of principal in full, is entitled to an additional 11.125% of each dollar received if the Litigation Fund’s net returns, after repayment in full of principal, exceed 14.00%. The Company’s investment accrues interest semi-annually, but interest is only paid when cash flow from the special purpose entity invested in the limited partnership agreement in the Litigation Fund is received. To the extent there is no cash flow, the Company’s investment will continue to accrue interest. The legal final maturity of the Company’s investment is five and a half years. This investment has principal protection in the form of a surety bond issued by an A- rated surety bond insurer.